Rule 424(b)(3)
File No.:  333-13324
333-9452


EXHIBIT A




AMERICAN DEPOSITARY
SHARES

(Each American
Depositary

Share represents
3,000

deposited Shares)


OVERSTAMP: Effective May
4, 2005, each American
Depositary Share
represents one deposited
Share.

THE BANK OF NEW
YORK
AMERICAN DEPOSITARY
RECEIPT
FOR NON-VOTING
PREFERRED STOCK
WITHOUT PAR VALUE
OF
TELE CENTRO OESTE
CELULAR
PARTICIPACOES S.A.
(ORGANIZED UNDER
THE LAWS OF THE
FEDERATIVE REPUBLIC
OF BRAZIL)

		The Bank
of New York, as
depositary
(hereinafter called
the Depositary),
hereby certifies
that___________
___________________
___________________
______, or
registered assigns
IS THE OWNER OF
___________________
__________


AMERICAN DEPOSITARY
SHARES

representing
deposited non-
voting preferred
stock (herein
called Shares) of
Tele Centro Oeste
Celular
Participacoes S.A.,
a sociedade anonima
de economia mista
(a limited
liability company)
organized under the
laws of The
Federative Republic
of Brazil (herein
called the
Company).  At the
date hereof, each
American Depositary
Share represents
3,000 Shares
deposited or
subject to deposit
under the Deposit
Agreement (as such
term is hereinafter
defined) at the Sao
Paulo office of
Banco Itau (herein
called the
Custodian).  The
Depositarys
Corporate Trust
Office is located
at a different
address than its
principal executive
office.  Its
Corporate Trust
Office is located
at 101 Barclay
Street, New York,
N.Y. 10286, and its
principal executive
office is located
at 48 Wall Street,
New York, N.Y.
10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y.
10286

		1.  THE
DEPOSIT AGREEMENT.

		This
American Depositary
Receipt is one of
an issue (herein
called Receipts),
all issued and to
be issued upon the
terms and
conditions set
forth in the
deposit agreement,
dated as of July
27, 1998 (herein
called the Deposit
Agreement), by and
among the Company,
the Depositary, and
all Owners and
Beneficial Owners
from time to time
of Receipts issued
thereunder, each of
whom by accepting a
Receipt agrees to
become a party
thereto and become
bound by all the
terms and
conditions thereof.
The Deposit
Agreement sets
forth the rights of
Owners and
Beneficial Owners
of the Receipts and
the rights and
duties of the
Depositary in
respect of the
Shares deposited
thereunder and any
and all other
securities,
property and cash
from time to time
received in respect
of such Shares and
held thereunder
(such Shares,
securities,
property, and cash
are herein called
Deposited
Securities).
Copies of the
Deposit Agreement
are on file at the
Depositarys
Corporate Trust
Office in New York
City and at the
office of the
Custodian.

		The
statements made on
the face and
reverse of this
Receipt are
summaries of
certain provisions
of the Deposit
Agreement and are
qualified by and
subject to the
detailed provisions
of the Deposit
Agreement, to which
reference is hereby
made.  Capitalized
terms defined in
the Deposit
Agreement and not
defined herein
shall have the
meanings set forth
in the Deposit
Agreement.

		2.
SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.

		Upon
surrender at the
Corporate Trust
Office of the
Depositary of this
Receipt for the
purpose of
withdrawal of the
Deposited
Securities
represented by the
American Depositary
Shares evidenced
hereby, and upon
payment of the fee
of the Depositary
provided in this
Receipt, and
subject to the
terms and
conditions of the
Deposit Agreement,
the Owner hereof is
entitled to
delivery, to him or
upon his order, of
the Deposited
Securities at the
time represented by
the American
Depositary Shares
for which this
Receipt is issued.
Delivery of such
Deposited
Securities may be
made by (a) (i) the
delivery of
certificates in the
name of the Owner
hereof or as
ordered by him or
certificates
properly endorsed
or accompanied by
proper instruments
of transfer to such
Owner or as ordered
by him, or (ii)
book-entry transfer
of the Shares
represented by this
Receipt to an
account in the name
of such Owner or as
ordered by him, and
(b) delivery of any
other securities,
property and cash
to which such Owner
is then entitled in
respect of this
Receipt to such
Owner or as ordered
by him.  Such
delivery will be
made at the option
of the Owner
hereof, either at
the office of the
Custodian or at the
Corporate Trust
Office of the
Depositary, as
provided in the
Deposit Agreement;
provided that the
forwarding of
certificates for
Shares or other
Deposited
Securities for such
delivery at the
Corporate Trust
Office of the
Depositary shall be
at the risk and
expense of the
Owner hereof.
		3.
TRANSFERS, SPLIT-
UPS, AND
COMBINATIONS OF
RECEIPTS.

		The
transfer of this
Receipt is
registrable on the
books of the
Depositary at its
Corporate Trust
Office by the Owner
hereof in person or
by a duly
authorized
attorney, upon
surrender of this
Receipt properly
endorsed for
transfer or
accompanied by
proper instruments
of transfer and
funds sufficient to
pay any applicable
transfer taxes and
the expenses of the
Depositary and upon
compliance with
such regulations,
if any, as the
Depositary may
establish for such
purpose.  This
Receipt may be
split into other
such Receipts, or
may be combined
with other such
receipts into one
Receipt, evidencing
the same aggregate
number of American
Depositary Shares
as the Receipt or
Receipts
surrendered.  As a
condition precedent
to the execution
and delivery,
registration of
transfer, split-up,
combination, or
surrender of any
Receipt, the
delivery of any
distribution
thereon, or
withdrawal of any
Deposited
Securities, the
Company, the
Depositary, the
Custodian, or
Registrar may
require payment
from the depositor
of the Shares or
the presentor of
the Receipt of a
sum sufficient to
reimburse it for
any tax or other
governmental charge
and any stock
transfer or
registration fee
with respect
thereto (including
any such tax or
charge and fee with
respect to Shares
being deposited or
withdrawn) and
payment of any
applicable fees as
provided in this
Receipt, may
require the
production of proof
satisfactory to it
as to the identity
and genuineness of
any signature and
may also require
compliance with
such reasonable
regulations the
Depositary may
establish
consistent with the
provisions of the
Deposit Agreement
or this Receipt,
including, without
limitation, this
Article 3.

		The
delivery of
Receipts against
deposits of Shares
generally or
against deposits of
particular Shares
may be suspended,
or the transfer of
Receipts in
particular
instances may be
refused, or the
registration of
transfer of
outstanding
Receipts, or the
combination or
split-up of
Receipts generally
may be suspended,
during any period
when the transfer
books of the
Depositary are
closed, or if any
such action is
deemed necessary or
advisable by the
Depositary or the
Company at any time
or from time to
time because of any
requirement of law
or of any
government or
governmental body
or commission, or
under any provision
of the Deposit
Agreement or this
Receipt, or for any
other reason,
subject to the
provisions of the
following sentence.
Notwithstanding any
other provision of
the Deposit
Agreement or this
Receipt, the
surrender of
outstanding
Receipts and
withdrawal of
Deposited
Securities may be
suspended only for
(i) temporary
delays caused by
closing the
transfer books of
the Depositary or
the Company or the
deposit of Shares
in connection with
voting at a
shareholders
meeting, or the
payment of
dividends, (ii) the
payment of fees,
taxes and similar
charges, and (iii)
compliance with any
U.S. or foreign
laws or
governmental
regulations
relating to the
Receipts or to the
withdrawal of the
Deposited
Securities, or (iv)
any other reason
that may at any
time be specified
in paragraph
I(A)(1) of the
General
Instructions to
Form
F-6, as from time
to time in effect,
or any successor
provision thereto.
Without limitation
of the foregoing,
the Depositary
shall not knowingly
accept for deposit
under the Deposit
Agreement any
Shares required to
be registered under
the provisions of
the Securities Act
of 1933, unless a
registration
statement is in
effect as to such
Shares.

		4.
LIABILITY OF OWNER
OR BENEFICIAL OWNER
FOR TAXES.

		If any
tax or other
governmental charge
shall become
payable by the
Custodian or the
Depositary with
respect to any
Receipt or any
Deposited
Securities
represented hereby,
such tax or other
governmental charge
shall be payable by
the Owner or
Beneficial Owner
hereof to the
Depositary.  The
Depositary may
refuse to effect
any transfer of
this Receipt or any
combination or
split-up hereof or
any withdrawal of
Deposited
Securities
represented by
American Depositary
Shares evidenced by
such Receipt until
such payment is
made, and may
withhold any
dividends or other
distributions, or
may sell for the
account of the
Owner or Beneficial
Owner hereof any
part or all of the
Deposited
Securities
represented by the
American Depositary
Shares evidenced by
this Receipt, and
may apply such
dividends or other
distributions or
the proceeds of any
such sale in
payment of such tax
or other
governmental charge
(and any taxes or
expenses arising
out of such sale),
and the Owner or
Beneficial Owner
hereof shall remain
liable for any
deficiency.

		5.
WARRANTIES OF
DEPOSITORS.

		Every
person depositing
Shares hereunder
and under the
Deposit Agreement
shall be deemed
thereby to
represent and
warrant that such
Shares and each
certificate
therefor are
validly issued,
fully paid, non-
assessable, and
free of any
preemptive rights
of the holders of
outstanding Shares
and that the person
making such deposit
is duly authorized
so to do.  Every
such person shall
also be deemed to
represent that (i)
the Shares
presented for
deposit are not,
and the Receipts
issuable upon such
deposit will not
be, restricted
securities within
the meaning of Rule
144(a)(3) under the
Securities Act of
1933, and (ii) the
deposit of such
Shares and the sale
of Receipts
evidencing American
Depositary Shares
representing such
Shares by that
person are not
otherwise
restricted under
the Securities Act
of 1933.  Such
representations and
warranties shall
survive the deposit
of Shares and
issuance of
Receipts.

		6.
FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.

		Any
person presenting
Shares for deposit
or any Owner of a
Receipt may be
required from time
to time to file
with the Depositary
or the Custodian
such proof of
citizenship or
residence, exchange
control approval,
legal or beneficial
ownership of
Receipts, Deposited
Securities or other
securities,
compliance with all
applicable laws or
regulations or
terms of the
Deposit Agreement
or such Receipt, or
such information
relating to the
registration on the
books of the
Company or the
Foreign Registrar,
if applicable, to
execute such
certificates and to
make such
representations and
warranties, as the
Depositary may deem
necessary or
proper.  The
Depositary may
withhold the
delivery or
registration of
transfer of any
Receipt or the
distribution of any
dividend or sale or
distribution of
rights or of the
proceeds thereof or
the delivery of any
Deposited
Securities until
such proof or other
information is
filed or such
certificates are
executed or such
representations and
warranties made.
The Depositary
shall from time to
time advise the
Company of the
availability of any
such proofs,
certificates or
other information
and shall provide
copies thereof to
the Company as
promptly as
practicable upon
request by the
Company, unless
such disclosure is
prohibited by law.

		7.
CHARGES OF
DEPOSITARY.

		The
Company agrees to
pay the fees and
reasonable out-of-
pocket expenses of
the Depositary and
those of any
Registrar only in
accordance with
agreements in
writing entered
into between the
Depositary and the
Company from time
to time.  The
Depositary shall
present detailed
statement for such
expenses to the
Company at least
once every three
months.  The
charges and
expenses of the
Custodian are for
the sole account of
the Depositary.

		The
following charges
(to the extent
permitted by
applicable law or
the rules of any
securities exchange
on which the
American Depositary
Shares are admitted
for trading) shall
be incurred by any
party depositing or
withdrawing Shares
or by any party
surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation,
issuance pursuant
to a stock dividend
or stock split
declared by the
Company or an
exchange of stock
regarding the
Receipts or
Deposited
Securities or a
distribution of
Receipts pursuant
to Section 4.03 of
the Deposit
Agreement),
whichever
applicable: (1)
taxes and other
governmental
charges, (2) such
registration fees
as may from time to
time be in effect
for the
registration of
transfers of Shares
generally on the
Share register of
the Company or
Foreign Registrar
and applicable to
transfers of Shares
to the name of the
Depositary or its
nominee or the
Custodian or its
nominee on the
making of deposits
or withdrawals
under the terms of
the Deposit
Agreement, (3) such
cable, telex and
facsimile
transmission
expenses as are
expressly provided
in the Deposit
Agreement, (4) such
expenses as are
incurred by the
Depositary in the
conversion of
foreign currency
pursuant to Section
4.05 of the Deposit
Agreement, (5) a
fee not in excess
of $5.00 or less
per 100 American
Depositary Shares
(or portion
thereof) for the
execution and
delivery of
Receipts pursuant
to Sections 2.03 or
4.03 of the Deposit
Agreement and the
surrender of
Receipts pursuant
to Section 2.05 of
the Deposit
Agreement and (6) a
fee for the
distribution of
proceeds of sales
of securities or
rights pursuant to
Sections 4.02 or
4.04, respectively,
of the Deposit
Agreement, such fee
(which may be
deducted from such
proceeds) being in
an amount equal to
the lesser of (i)
the fee for the
issuance of
American Depositary
Shares referred to
above which would
have been charged
as a result of the
deposit by Owners
of securities (for
purposes of this
clause 6 treating
all such securities
as if they were
Shares) or Shares
received in
exercise of rights
distributed to them
pursuant to
Sections 4.02 or
4.04, respectively,
but which
securities or
rights are instead
sold by the
Depositary and the
net proceeds
distributed and
(ii) the amount of
such proceeds.

		The
Depositary, subject
to Article 8
hereof, may own and
deal in any class
of securities of
the Company and its
affiliates and in
Receipts.

		8.  PRE-
RELEASE OF
RECEIPTS.

		Neither
the Depositary nor
the Custodian shall
deliver Shares, by
physical delivery,
book entry or
otherwise (other
than to the Company
or its agent as
contemplated by
Section 4.08 of the
Deposit Agreement),
or otherwise permit
Shares to be
withdrawn from the
facility created
hereby, except upon
the receipt and
cancellation of
Receipts.

		The
Depositary may
issue Receipts
against rights to
receive Shares from
the Company (or any
agent of the
Company recording
Share ownership).
No such issue of
Receipts will be
deemed a Pre-
Release subject to
the restrictions of
the following
paragraph.

		In its
capacity as
Depositary, the
Depositary will not
deliver Shares held
under the Deposit
Agreement prior to
the receipt and
cancellation by the
Depositary of
Receipts.  The
Depositary may
execute and deliver
Receipts prior to
the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement
(Pre-Release).  The
Depositary may,
pursuant to Section
2.05 of the Deposit
Agreement, deliver
Shares upon the
receipt and
cancellation of
Receipts which have
been Pre-Released,
whether or not such
cancellation is
prior to the
termination of such
Pre-Release or the
Depositary knows
that such Receipt
has been Pre-
Released.  The
Depositary may
receive Receipts in
lieu of Shares in
satisfaction of a
Pre- Release.  Each
Pre-Release will be
(a) preceded or
accompanied by a
written
representation and
agreement from the
person to whom
Receipts or Shares
are to be delivered
(the Pre-Releasee)
that the Pre-
Releasee, or its
customer, (i) owns
the Shares or
Receipts to be
remitted, as the
case may be, (ii)
assigns all
beneficial right,
title and interest
in such Shares or
Receipts, as the
case may be, to the
Depositary for the
benefit of the
Owners, and (iii)
agrees in effect to
hold such Shares or
Receipts, as the
case may be, for
the account of the
Depositary until
delivery of the
same upon the
Depositarys
request, (b) at all
times fully
collateralized with
cash or U.S.
government
securities, (c)
terminable by the
Depositary on not
more than five (5)
business days
notice, and (d)
subject to such
further indemnities
and credit
regulations as the
Depositary deems
appropriate.  The
number of American
Depositary Shares
which are
outstanding at any
time as a result of
Pre- Releases will
not normally exceed
thirty percent
(30%) of the
American Depositary
Shares outstanding
(without giving
effect to American
Depositary Shares
evidenced by
Receipts
outstanding as a
result of Pre-
Releases);
provided, however,
that the Depositary
reserves the right
to disregard such
limit from time to
time as it deems
appropriate and
may, with the prior
written consent of
the Company, change
such limit for
purposes of general
application.  The
Depositary will
also set limits
with respect to the
number of Pre-
Released Receipts
involved in
transactions to be
done hereunder with
any one person on a
case by case basis
as it deems
appropriate.  The
collateral referred
to in clause (b)
above shall be held
by the Depositary
for the benefit of
the Owners as
security for the
performance of the
obligations to
deliver Shares or
Receipts set forth
in clause (a) above
(and shall not, for
the avoidance of
doubt, constitute
Deposited
Securities
hereunder).

		The
Depositary may
retain for its own
account any
compensation
received by it in
connection with the
foregoing.

		9.  TITLE
TO RECEIPTS.

		It is a
condition of this
Receipt, and every
successive holder
and Owner of this
Receipt by
accepting or
holding the same
consents and
agrees, that title
to this Receipt
when properly
endorsed or
accompanied by
proper instruments
of transfer, is
transferable by
delivery with the
same effect as in
the case of a
negotiable
instrument,
provided, however,
that the Depositary
and the Company,
notwithstanding any
notice to the
contrary, may treat
the person in whose
name this Receipt
is registered on
the books of the
Depositary as the
absolute owner
hereof for the
purpose of
determining the
person entitled to
distribution of
dividends or other
distributions or to
any notice provided
for in the Deposit
Agreement or for
all other purposes.

		10.
VALIDITY OF
RECEIPT.

		This
Receipt shall not
be entitled to any
benefits under the
Deposit Agreement
or be valid or
obligatory for any
purpose, unless
this Receipt shall
have been executed
by the Depositary
by the manual
signature of a duly
authorized
signatory of the
Depositary;
provided, however,
that such signature
may be a facsimile
if a Registrar for
the Receipts shall
have been appointed
and such Receipts
are countersigned
by the manual
signature of a duly
authorized officer
of the Registrar.

		11.
REPORTS; INSPECTION
OF TRANSFER BOOKS.

		The
Company is subject
to the periodic
reporting
requirements of the
Securities Exchange
Act of 1934 and,
accordingly, files
certain reports
with the
Commission.  Such
reports and
communications will
be available for
inspection and
copying by
Beneficial Owners
and Owners at the
public reference
facilities
maintained by the
Commission located
at 450 Fifth
Street, N.W.,
Washington, D.C.
20549.

		The
Depositary will
make available for
inspection by
Owners of Receipts
at its Corporate
Trust Office any
reports and
communications,
including any proxy
soliciting
material, received
from the Company
which are both (a)
received by the
Depositary as the
holder of the
Deposited
Securities and (b)
made generally
available to the
holders of such
Deposited
Securities by the
Company.  The
Depositary will
also send to Owners
of Receipts copies
of such reports
when furnished by
the Company
pursuant to the
Deposit Agreement.
Any such reports
and communications,
including any such
proxy soliciting
material, furnished
to the Depositary
by the Company
shall be furnished
in English to the
extent such
materials are
required to be
translated into
English pursuant to
any regulations of
the Commission.
The Company agrees
to provide to the
Depositary, at the
Companys expense
(unless otherwise
agreed in writing
by the Company and
the Depositary),
all documents that
it provides to the
Custodian.

		In the
event the Receipts
are listed or
quoted on a
national securities
exchange in the
United States, the
Company will
promptly transmit
to the Custodian
English language
versions of any
reports and other
communications that
are made generally
available by the
Company to holders
of its Shares or
other Deposited
Securities and the
Depositary will, at
the Companys
expense (unless
otherwise agreed in
writing by the
Company and the
Depositary),
arrange for the
prompt transmittal
by the Custodian to
the Depositary of
such notices,
reports and other
communications and
arrange for the
mailing, at the
Companys expense
(unless otherwise
agreed in writing
by the Company and
the Depositary), of
copies thereof (or
if requested by the
Company, a summary
of any such notice
provided by the
Company) to all
Owners or, at the
request of the
Company, make such
notices, reports
and other
communications
available to all
Owners on a basis
similar to that for
holders of Shares
or other Deposited
Securities, or on
such other basis as
the Company may
advise the
Depositary may be
required by any
applicable law,
regulation or stock
exchange
requirement. The
Company has
delivered to the
Depositary and the
Custodian a copy of
the provisions of
or governing the
Shares and any
other Deposited
Securities issued
by the Company or
any affiliate of
the Company, and
promptly upon any
amendment thereto
or change therein,
the Company shall
deliver to the
Depositary and the
Custodian a copy of
such provisions as
so amended or
changed. The
Depositary may rely
upon such copy for
all purposes of
this Deposit
Agreement. The
Depositary will, at
the expense of the
Company (unless
otherwise agreed in
writing by the
Company and the
Depositary), make
such copy and such
notices, reports
and other
communications
available for
inspection by
Owners at the
Depositarys office,
at the office of
the Custodian and
at any other
designated transfer
offices.

		The
Depositary will
keep books for the
registration of
Receipts and
transfers of
Receipts which at
all reasonable
times shall be open
for inspection by
the Owners of
Receipts provided
that such
inspection shall
not be for the
purpose of
communicating with
Owners of Receipts
for an object other
than the business
of the Company,
including, without
limitation, a
matter related to
the Deposit
Agreement or the
Receipts.

		The
Depositary may
close the transfer
books after
consultation with
the Company to the
extent practicable,
at any time or from
time to time, when
deemed expedient by
it in connection
with the
performance of its
duties under the
Deposit Agreement
or at the request
of the Company,
provided that any
such closing of the
transfer books
shall be subject to
the provisions of
Section 2.06 of the
Deposit Agreement
which limit the
suspension of
withdrawals of
Shares.

		12.
DIVIDENDS AND
DISTRIBUTIONS.

		Whenever
the Depositary or
on its behalf, its
agent, receives any
cash dividend or
other cash
distribution on any
Deposited
Securities, the
Depositary will, if
at the time of
receipt thereof any
amounts received in
a foreign currency
can in the judgment
of the Depositary
be converted on a
reasonable basis
into United States
dollars
transferable to the
United States, and
subject to the
Deposit Agreement,
convert or will
cause its agent to
convert, as
promptly as
practicable (and in
any event within
one Business Day)
after its receipt
of such dividend or
distribution
(unless otherwise
prohibited or
prevented by law),
such dividend or
distribution into
dollars and will,
as promptly as
practicable,
distribute the
amount thus
received (net of
the expenses of the
Depositary as
provided in Article
7 hereof and
Section 5.09 of the
Deposit Agreement)
to the Owners of
Receipts entitled
thereto, provided,
however, that in
the event that the
Company or the
Depositary is
required to
withhold and does
withhold from such
cash dividend or
other cash
distribution in
respect of any
Deposited
Securities an
amount on account
of taxes, the
amount distributed
to the Owners of
the Receipts
evidencing American
Depositary Shares
representing such
Deposited
Securities shall be
reduced
accordingly.

		Subject
to the provisions
of Section 4.11 and
5.09 of the Deposit
Agreement, whenever
the Depositary
receives any
distribution other
than a distribution
described in
Sections 4.01, 4.03
or 4.04 of the
Deposit Agreement,
the Depositary
will, as promptly
as practicable,
cause the
securities or
property received
by it to be
distributed to the
Owners of Receipts
entitled thereto,
in any manner that
the Depositary may
deem equitable and
practicable for
accomplishing such
distribution;
provided, however,
that if in the
opinion of the
Depositary such
distribution cannot
be made
proportionately
among the Owners of
Receipts entitled
thereto, or if for
any other reason
the Depositary
deems such
distribution not to
be feasible, the
Depositary may,
after consultation
with the Company,
adopt such method
as it may deem
equitable and
practicable for the
purpose of
effecting such
distribution,
including, but not
limited to, the
public or private
sale of the
securities or
property thus
received, or any
part thereof, and
the net proceeds of
any such sale (net
of the fees of the
Depositary as
provided in Article
7 hereof and
Section 5.09 of the
Deposit Agreement
and any expenses in
connection with
such sale) shall be
distributed by the
Depositary to the
Owners of Receipts
entitled thereto as
in the case of a
distribution
received in cash,
all in the manner
and subject to the
conditions set
forth in the
Deposit Agreement.

		If any
distribution
consists of a
dividend in, or
free distribution
of, Shares, the
Depositary may or
shall, if the
Company shall so
request,
distribute, as
promptly as
practicable, to the
Owners of
outstanding
Receipts entitled
thereto, additional
Receipts evidencing
an aggregate number
of American
Depositary Shares
representing the
amount of Shares
received as such
dividend or free
distribution
subject to the
terms and
conditions of the
Deposit Agreement
with respect to the
deposit of Shares
and the issuance of
American Depositary
Shares evidenced by
Receipts, including
the withholding of
any tax or other
governmental charge
as provided in
Section 4.11 of the
Deposit Agreement
and the payment of
the fees of the
Depositary as
provided in Article
7 hereof and
Section 5.09 of the
Deposit Agreement.
In lieu of
delivering Receipts
for fractional
American Depositary
Shares in any such
case, the
Depositary will
sell the amount of
Shares represented
by the aggregate of
such fractions and
distribute the net
proceeds, all in
the manner and
subject to the
conditions set
forth in the
Deposit Agreement.
If additional
Receipts are not so
distributed, each
American Depositary
Share shall
thenceforth also
represent the
additional Shares
distributed upon
the Deposited
Securities
represented
thereby.  In
addition, the
Depositary may
withhold any
distribution of
Receipts under this
paragraph and
Section 4.03 of the
Deposit Agreement
if it has not
received
satisfactory
assurances from the
Company that such
distribution does
not require
registration under
the Securities Act
or is exempt from
registration under
the provisions of
such Act; provided
that, in any such
event, the
Depositary may sell
the Shares
distributed upon
the Deposited
Securities and
distribute the net
proceeds, all in
the manner and
subject to the
conditions
described in this
Article and Section
4.01 of the Deposit
Agreement.

		In the
event that the
Depositary
determines that any
distribution in
property other than
cash (including
Shares and rights
to subscribe
therefor) is
subject to any tax
or other
governmental charge
which the
Depositary is
obligated to
withhold, the
Depositary may by
public or private
sale dispose of all
or a portion of
such property
(including Shares
and rights to
subscribe therefor)
in such amounts and
in such manner as
the Depositary
deems necessary and
practicable to pay
any such taxes or
charges, and the
Depositary shall
distribute the net
proceeds of any
such sale after
deduction of such
taxes or charges to
the Owners of
Receipts entitled
thereto.

		13.
RIGHTS.

		In the
event that the
Company shall offer
or cause to be
offered to the
holders of any
Deposited
Securities any
rights to subscribe
for additional
Shares or any
rights of any other
nature, the
Depositary, after
consultation with
the Company, shall
have discretion as
to the procedure to
be followed in
making such rights
available to any
Owners or in
disposing of such
rights on behalf of
any Owners and
making the net
proceeds available
to such Owners or,
if by the terms of
such rights
offering or for any
other reason it
would be unlawful
for the Depositary
either to make such
rights available to
any Owners or to
dispose of such
rights and make the
net proceeds
available to such
Owners, then the
Depositary shall
allow the rights to
lapse.  If at the
time of the
offering of any
rights the
Depositary
determines in its
discretion that it
is lawful and
feasible to make
such rights
available to all or
certain Owners but
not to other
Owners, the
Depositary may, and
at the request of
the Company shall,
distribute to any
Owner to whom it
determines the
distribution to be
lawful and
feasible, in
proportion to the
number of American
Depositary Shares
held by such Owner,
warrants or other
instruments
therefor in such
form as it deems
appropriate.

		In
circumstances in
which rights would
otherwise not be
distributed, if an
Owner requests the
distribution of
warrants or other
instruments in
order to exercise
the rights
allocable to the
American Depositary
Shares of such
Owner hereunder,
the Depositary will
promptly make such
rights available to
such Owner upon
written notice from
the Company to the
Depositary that (a)
the Company has
elected in its sole
discretion to
permit such rights
to be exercised and
(b) such Owner has
executed such
documents as the
Company has
determined in its
sole discretion are
reasonably required
under applicable
law.

		If the
Depositary has
distributed
warrants or other
instruments for
rights to all or
certain Owners,
then upon
instruction from
such an Owner
pursuant to such
warrants or other
instruments to the
Depositary from
such Owners to
exercise such
rights, upon
payment by such
Owner to the
Depositary for the
account of such
Owner of an amount
equal to the
purchase price of
the Shares to be
received upon the
exercise of the
rights, and upon
payment of the fees
of the Depositary
and any other
charges as set
forth in such
warrants or other
instruments, the
Depositary shall,
on behalf of such
Owner, exercise the
rights and purchase
the Shares, and the
Company shall cause
the Shares so
purchased to be
delivered to the
Depositary on
behalf of such
Owner.  As agent
for such Owner, the
Depositary will
cause the Shares so
purchased to be
deposited pursuant
to Section 2.02 of
the Deposit
Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such
Owner.  In the case
of a distribution
pursuant to this
paragraph, such
Receipts shall be
legended in
accordance with
applicable U.S.
laws, and shall be
subject to the
appropriate
restrictions on
sale, deposit,
cancellation, and
transfer under such
laws.

		If the
Depositary
determines that it
is not lawful or
feasible to make
such rights
available to all or
certain Owners, it
may, and at the
request of the
Company will use
its best efforts
that are reasonable
under the
circumstances to,
sell the rights,
warrants or other
instruments in
proportion to the
number of American
Depositary Shares
held by the Owners
to whom it has
determined it may
not lawfully or
feasibly make such
rights available,
and allocate the
net proceeds of
such sales (net of
the fees of the
Depositary as
provided in Section
5.09 of the Deposit
Agreement, any
expenses in
connection with
such sale and all
taxes and
governmental
charges payable in
connection with
such rights and
subject to the
terms and
conditions of the
Deposit Agreement)
for the account of
such Owners
otherwise entitled
to such rights,
warrants or other
instruments, upon
an averaged or
other practical
basis without
regard to any
distinctions among
such Owners because
of exchange
restrictions or the
date of delivery of
any Receipt or
otherwise.  Such
proceeds shall be
distributed as
promptly as
practicable in
accordance with
Section 4.01 of the
Deposit Agreement.

		If a
registration
statement under the
Securities Act of
1933 is required
with respect to the
securities to which
any rights relate
in order for the
Company to offer
such rights to
Owners and sell the
securities
represented by such
rights, the
Depositary will not
offer such rights
to Owners having an
address in the
United States (as
defined in
Regulation S)
unless and until
such a registration
statement is in
effect, or unless
the offering and
sale of such
securities and such
rights to such
Owners are exempt
from registration
under the
provisions of such
Act.

		The
Depositary shall
not be responsible
for any failure to
determine that it
may be lawful or
feasible to make
such rights
available to Owners
in general or any
Owner in
particular.

		14.
CONVERSION OF
FOREIGN CURRENCY.

		Whenever
the Depositary or
the Custodian shall
receive foreign
currency, by way of
dividends or other
distributions or
the net proceeds
from the sale of
securities,
property or rights,
and if at the time
of the receipt
thereof the foreign
currency so
received can,
pursuant to
applicable law, be
converted on a
reasonable basis
into Dollars and
the resulting
Dollars transferred
to the United
States, the
Depositary or the
Custodian shall
convert or cause to
be converted as
promptly as
practicable (and in
any event within
one Business Day of
its or its agents
receipt of such
Foreign Currency),
by sale or in any
other manner that
it may determine in
accordance with
applicable law,
such Foreign
Currency into
Dollars.  If, at
the time of
conversion of such
Foreign Currency
into Dollars, such
Dollars can,
pursuant to
applicable law, be
transferred outside
of Brazil for
distribution to
Owners entitled
thereto, such
Dollars shall be
distributed as
promptly as
practicable to the
Owners entitled
thereto or, if the
Depositary shall
have distributed
any rights,
warrants or other
instruments which
entitle the holders
thereof to such
Dollars, then to
the holders of such
rights, warrants
and/or instruments
upon surrender
thereof for
cancellation.  Such
distribution or
conversion may be
made upon an
averaged or other
practicable basis
without regard to
any distinctions
among Owners on
account of exchange
restrictions, the
date of delivery of
any Receipt or
otherwise and shall
be net of any
expenses of
conversion into
Dollars incurred by
the Depositary as
provided in Section
5.09 of the Deposit
Agreement.

		If such
conversion,
transfer or
distribution can be
effected only with
the approval or
license of any
government or
agency thereof, the
Depositary shall
file as promptly as
practicable such
application for
approval or
license; however,
the Depositary
shall be entitled
to rely upon
Brazilian local
counsel in such
matters, which
counsel shall be
instructed to act
as promptly as
possible.

		If at any
time foreign
currency received
by the Depositary
or the Custodian is
not, pursuant to
applicable law,
convertible, in
whole or in part,
into Dollars
transferable to the
United States, or
if any approval or
license of any
government or
agency thereof
which is required
for such conversion
is denied or in the
opinion of the
Depositary cannot
be promptly
obtained, the
Depositary shall,
(a) as to that
portion of the
foreign currency
that is convertible
into Dollars, make
such conversion
and, if permitted
by applicable law,
transfer such
Dollars to the
United States for
distribution to
Owners in
accordance with the
first paragraph of
this Article 13 or,
if such transfer is
not so permitted,
hold such Dollars
uninvested and
without liability
for interest
thereon for the
respective accounts
of the Owners
entitled to receive
the same, and (b)
as to the
nonconvertible
balance, if any,
(i) if requested in
writing by an
Owner, distribute
or cause the
Custodian to
distribute the
foreign currency
(or an appropriate
document evidencing
the right to
receive such
foreign currency)
received by the
Depositary or
Custodian to such
Owner and (ii) the
Depositary shall
hold or shall cause
the Custodian to
hold any amounts of
nonconvertible
foreign currency
not distributed
pursuant to the
immediate preceding
subclause (i)
uninvested and
without liability
for interest
thereon for the
respective accounts
of the Owners
entitled to receive
the same.

		15.
RECORD DATES.

		Whenever
any cash dividend
or other cash
distribution shall
become payable or
any distribution
other than cash
shall be made, or
whenever rights
shall be issued
with respect to the
Deposited
Securities, or
whenever for any
reason the
Depositary causes a
change in the
number of Shares
that are
represented by each
American Depositary
Share, or whenever
the Depositary
shall receive
notice of any
meeting of holders
of Shares or other
Deposited
Securities, or
whenever the
Depositary shall
find it necessary
or convenient, the
Depositary shall
fix a record date,
which date shall,
to the extent
practicable, be
either (x) the same
date as the record
date fixed by the
Company, or (y) if
different from the
record date fixed
by the Company, be
fixed after
consultation with
the Company (a) for
the determination
of the Owners of
Receipts who shall
be (i) entitled to
receive such
dividend,
distribution or
rights or the net
proceeds of the
sale thereof or
(ii) entitled to
give instructions
for the exercise of
voting rights at
any such meeting,
or (b) on or after
which each American
Depositary Share
will represent the
changed number of
Shares, subject to
the provisions of
the Deposit
Agreement.

		16.
VOTING OF DEPOSITED
SECURITIES.

		At any
time that the
Depositary has the
right to vote the
Shares represented
by the American
Depositary Shares,
the Depositary will
comply with the
following
provisions.

		As soon
as practicable
after receipt of
notice of any
meeting or
solicitation of
consents or proxies
of holders of
Shares or other
Deposited
Securities, if
requested in
writing by the
Company, the
Depositary shall,
as soon as
practicable
thereafter, mail to
the Owners of
Receipts a notice,
the form of which
notice shall be in
the sole discretion
of the Depositary,
which shall contain
(a) such
information as is
contained in such
notice of meeting,
(or, if requested
by the Company a
summary of such
information
provided by the
Company), (b) a
statement that the
Owners of Receipts
as of the close of
business on a
specified record
date will be
entitled, subject
to any applicable
provision of
Brazilian law and
of the Charter of
the Company, to
instruct the
Depositary as to
the exercise of the
voting rights, if
any, pertaining to
the amount of
Shares or other
Deposited
Securities
represented by
their respective
American Depositary
Shares and (c) a
statement as to the
manner in which
such instructions
may be given,
including an
express indication
that instructions
may be given or
deemed given in
accordance with the
last sentence of
this paragraph if
no instruction is
received, to the
Depositary to give
a discretionary
proxy to a person
designated by the
Company.  Upon the
written request of
an Owner of a
Receipt on such
record date,
received on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
endeavor insofar as
practicable to vote
or cause to be
voted the amount of
Shares or other
Deposited
Securities
represented by such
American Depositary
Shares evidenced by
such Receipt in
accordance with the
instructions set
forth in such
request.  The
Depositary shall
not itself exercise
any voting
discretion over any
Deposited
Securities.  If no
instructions are
received by the
Depositary from any
Owner with respect
to any of the
Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Owners
Receipts on or
before the date
established by the
Depositary for such
purpose, the
Depositary shall
deem such Owner to
have instructed the
Depositary to give
a discretionary
proxy to a person
designated by the
Company with
respect to such
Deposited
Securities and the
Depositary shall
give a
discretionary proxy
to a person
designated by the
Company to vote
such Deposited
Securities,
provided that no
such instruction
shall be deemed
given and no such
discretionary proxy
shall be given with
respect to any
matter as to which
the Company informs
the Depositary (and
the Company agrees
to provide such
information as
promptly as
practicable in
writing) that (x)
the Company does
not wish such proxy
given, (y)
substantial
opposition exists
or (z) such matter
materially and
adversely affects
the rights of
holders of Shares.

		Subject
to the rules of any
securities exchange
on which American
Depositary Shares
or the Deposited
Securities
represented thereby
are listed, the
Depositary shall if
requested by the
Company deliver, at
least two Business
Days prior to the
date of such
meeting, to the
Company, to the
attention of its
Secretary, copies
of all instructions
received from
Owners in
accordance with
which the
Depositary will
vote, or cause to
be voted, the
Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Receipts at
such meeting.
Delivery of
instructions will
be made at the
expense of the
Company  (unless
otherwise agreed in
writing by the
Company and the
Depositary).

		17.
CHANGES AFFECTING
DEPOSITED
SECURITIES.

		In
circumstances where
the provisions of
Section 4.03 of the
Deposit Agreement
do not apply, upon
any change in
nominal value,
change in par
value, split-up,
consolidation, or
any other
reclassification of
Deposited
Securities, or upon
any
recapitalization,
reorganization,
merger or
consolidation, or
sale of assets
affecting the
Company or to which
it is a party, any
securities which
shall be received
by the Depositary
or a Custodian in
exchange for or in
conversion of or in
respect of
Deposited
Securities shall be
treated as new
Deposited
Securities under
the Deposit
Agreement, and
American Depositary
Shares shall
thenceforth
represent the new
Deposited
Securities so
received in
exchange or
conversion, unless
additional Receipts
are delivered
pursuant to the
following sentence.
In any such case
the Depositary may,
and shall if the
Company shall so
request, execute
and deliver
additional Receipts
as in the case of a
dividend in Shares,
or call for the
surrender of
outstanding
Receipts to be
exchanged for new
Receipts
specifically
describing such new
Deposited
Securities.

		18.
	LIABILITY OF
THE COMPANY AND
DEPOSITARY.

		Neither
the Depositary nor
the Company nor any
of their respective
directors,
employees, agents
or affiliates shall
incur any liability
to any Owner or
Beneficial Owner,
if by reason of any
provision of any
present or future
law or regulation
of the United
States or any other
country, or of any
other governmental
or regulatory
authority, or by
reason of any
provision, present
or future, of the
Charter of the
Company, or by
reason of any act
of God or war or
other circumstances
beyond its control,
the Depositary or
the Company shall
be prevented or
forbidden from or
be subject to any
civil or criminal
penalty on account
of doing or
performing any act
or thing which by
the terms of the
Deposit Agreement
it is provided
shall be done or
performed; nor
shall the
Depositary or the
Company nor any of
their respective
directors,
employees, agents
or affiliates incur
any liability to
any Owner or
Beneficial Owner of
a Receipt by reason
of any non-
performance or
delay, caused as
aforesaid, in the
performance of any
act or thing which
by the terms of the
Deposit Agreement
it is provided
shall or may be
done or performed,
or by reason of any
exercise of, or
failure to
exercise, any
discretion provided
for in the Deposit
Agreement.  Where,
by the terms of a
distribution
pursuant to
Sections 4.01, 4.02
or 4.03 of the
Deposit Agreement,
or an offering or
distribution
pursuant to Section
4.04 of the Deposit
Agreement, such
distribution or
offering may not be
made available to
Owners of Receipts,
and the Depositary
may not dispose of
such distribution
or offering on
behalf of such
Owners and make the
net proceeds
available to such
Owners, then the
Depositary shall
not make such
distribution or
offering, and shall
allow any rights,
if applicable, to
lapse.  Neither the
Company nor the
Depositary assumes
any obligation or
shall be subject to
any liability under
the Deposit
Agreement to Owners
or Beneficial
Owners of Receipts,
except that they
agree to perform
their obligations
specifically set
forth in the
Deposit Agreement
without negligence
or bad faith.  The
Depositary shall
not be subject to
any liability with
respect to the
validity or worth
of the Deposited
Securities.
Neither the
Depositary nor the
Company shall be
under any
obligation to
appear in,
prosecute or defend
any action, suit,
or other proceeding
in respect of any
Deposited
Securities or in
respect of the
Receipts, which in
its opinion may
involve it in
expense or
liability, unless
indemnity
satisfactory to it
against all
expenses and
liability shall be
furnished as often
as may be required,
and the Custodian
shall not be under
any obligation
whatsoever with
respect to such
proceedings, the
responsibility of
the Custodian being
solely to the
Depositary.
Neither the
Depositary nor the
Company shall be
liable for any
action or nonaction
by it in reliance
upon the advice of
or information from
legal counsel,
accountants, any
person presenting
Shares for deposit,
any Owner or
Beneficial Owner of
a Receipt, or any
other person
believed by it in
good faith to be
competent to give
such advice or
information.  The
Depositary shall
not be responsible
for any failure to
carry out any
instructions to
vote any of the
Deposited
Securities, or for
the manner in which
any such vote is
cast or the effect
of any such vote,
provided that any
such action or
nonaction is in
good faith.  The
Depositary shall
not be liable for
any acts or
omissions made by a
successor
depositary whether
in connection with
a previous act or
omission of the
Depositary or in
connection with a
matter arising
wholly after the
removal or
resignation of the
Depositary,
provided that in
connection with the
issue out of which
such potential
liability arises,
the Depositary
performed its
obligations without
negligence or bad
faith while it
acted as
Depositary.

		The
Company agrees to
indemnify the
Depositary, its
directors,
employees, agents
and affiliates and
any Custodian
against, and hold
each of them
harmless from, any
liability or
expense (including,
but not limited to,
the reasonable fees
and expenses of
counsel) which may
arise out of acts
performed or
omitted, in
accordance with the
provisions of the
Deposit Agreement
and of the
Receipts, as the
same may be
amended, modified,
or supplemented
from time to time,
(i) by either the
Depositary or a
Custodian or their
respective
directors,
employees, agents
and affiliates,
except for any
liability or
expense arising out
of the negligence
or bad faith of
either of them, and
except to the
extent that such
liability or
expense arises out
of information
relating to the
Depositary or the
Custodian, as
applicable,
furnished in
writing to the
Company by the
Depositary or the
Custodian, as
applicable,
expressly for use
in any registration
statement, proxy
statement,
prospectus (or
placement
memorandum) or
preliminary
prospectus (or
preliminary
placement
memorandum)
relating to the
Shares, or
omissions from such
information; or
(ii) by the Company
or any of its
directors,
employees, agents
and affiliates.  The
indemnities contained in
this paragraph shall not
extend to any liability or
expense which may arise
out of any Pre-Release.

		No
disclaimer of
liability under the
Securities Act of
1933 is intended by
any provisions of
the Deposit
Agreement.

		The
Depositary, subject
to Sections 2.05
and 2.09 of the
Deposit Agreement,
may own and deal in
any class of
securities of the
Company and its
affiliates and in
Receipts.

		19.
	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY;
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.

		The
Depositary may at
any time resign as
Depositary
hereunder by
written notice of
its election so to
do delivered to the
Company, such
resignation to take
effect  upon the
appointment of a
successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit Agreement.
The Depositary may
at any time be
removed by the
Company by written
notice of such
removal, effective
upon the
appointment of a
successor
depositary and its
acceptance of such
appointment as
provided in the
Deposit Agreement.
Whenever the
Depositary in its
discretion
determines that it
is in the best
interest of the
Owners of Receipts
to do so, it may
appoint a
substitute or
additional
custodian or
custodians.

		20.
AMENDMENT.

		The form
of the Receipts and
any provisions of
the Deposit
Agreement may at
any time and from
time to time be
amended by
agreement between
the Company and the
Depositary in any
respect which they
may deem necessary
or desirable.  Any
amendment which
shall impose or
increase any fees
or charges (other
than taxes and
other governmental
charges,
registration fees
and cable, telex or
facsimile
transmission costs,
delivery costs or
other such
expenses), or which
shall otherwise
prejudice any
substantial
existing right of
Owners of Receipts,
shall, however, not
become effective as
to outstanding
Receipts until the
expiration of
thirty days after
notice of such
amendment shall
have been given to
the Owners of
outstanding
Receipts.  Every
Owner of a Receipt
at the time any
amendment so
becomes effective
shall be deemed, by
continuing to hold
such Receipt, to
consent and agree
to such amendment
and to be bound by
the Deposit
Agreement as
amended thereby.
In no event shall
any amendment
impair the right of
the Owner of any
Receipt to
surrender such
Receipt and receive
therefor the
Deposited
Securities
represented thereby
except in order to
comply with
mandatory
provisions of
applicable law.

		21.
	TERMINATION OF
DEPOSIT AGREEMENT

		The
Depositary at any
time, at the
direction of the
Company, shall
terminate the
Deposit Agreement
by mailing notice
of such termination
to the Owners of
all Receipts then
outstanding at
least 30 days prior
to the date fixed
in such notice for
such termination.
The Depositary may
likewise terminate
the Deposit
Agreement by
mailing notice of
such termination to
the Company and the
Owners of all
Receipts then
outstanding, such
termination to be
effective on a date
specified in such
notice not less
than 30 days after
the date thereof,
if at any time 60
days shall have
expired after the
Depositary shall
have delivered to
the Company a
written notice of
its election to
resign and a
successor
depositary shall
not have been
appointed and
accepted its
appointment as
provided in the
Deposit Agreement.
On and after the
date of
termination, the
Owner of a Receipt
will, upon (a)
surrender of such
Receipt at the
Corporate Trust
Office of the
Depositary, (b)
payment of the fee
of the Depositary
for the surrender
of Receipts
referred to in
Section 2.05 of the
Deposit Agreement,
and (c) payment of
any applicable
taxes or
governmental
charges, be
entitled to
delivery, to the
Owner or upon the
Owners order, of
the amount of
Deposited
Securities
represented by the
American Depositary
Shares evidenced by
such Receipt.  If
any Receipts shall
remain outstanding
after the date of
termination, the
Depositary
thereafter shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends to the
Owners thereof, and
shall not give any
further notices or
perform any further
acts under the
Deposit Agreement,
except that the
Depositary shall
continue to collect
dividends and other
distributions
pertaining to
Deposited
Securities, shall
sell rights as
provided in the
Deposit Agreement,
and shall continue
to deliver
Deposited
Securities,
together with any
dividends or other
distributions
received with
respect thereto and
the net proceeds of
the sale of any
rights or other
property, in
exchange for
Receipts
surrendered to the
Depositary (after
deducting, in each
case, the fee of
the Depositary for
the surrender of a
Receipt, any
expenses for the
account of the
Owner of such
Receipt in
accordance with the
terms and
conditions of the
Deposit Agreement,
and any applicable
taxes or
governmental
charges).  At any
time after the
expiration of one
year from the date
of termination, the
Depositary may sell
the Deposited
Securities then
held under the
Deposit Agreement
and may thereafter
hold uninvested the
net proceeds of any
such sale, together
with any other cash
then held by it
thereunder,
unsegregated and
without liability
for interest, for
the pro rata
benefit of the
Owners of Receipts
which have not
theretofore been
surrendered, such
Owners thereupon
becoming general
creditors of the
Depositary with
respect to such net
proceeds.  After
making such sale,
the Depositary
shall be discharged
from all
obligations under
the Deposit
Agreement, except
to account for such
net proceeds and
other cash (after
deducting, in each
case, the fee of
the Depositary for
the surrender of a
Receipt, any
expenses for the
account of the
Owner of such
Receipt in
accordance with the
terms and
conditions of the
Deposit Agreement,
and any applicable
taxes or
governmental
charges) and except
as provided in
Section 5.08 of the
Deposit Agreement.
Upon the
termination of the
Deposit Agreement,
the Company shall
be discharged from
all obligations
under the Deposit
Agreement except
for its obligations
to the Depositary
with respect to
indemnification,
charges, and
expenses.